STATE STREET VARIABLE INSURANCE SERIES FUNDS INC.

State Street U.S. Equity V.I.S. Fund

(the “Fund”)

Supplement dated May 1, 2019 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) each dated May 1, 2019, each as may be revised and/or supplemented from time to time

Effective August 30, 2019 (the “Effective Date”), Michael Solecki will replace David Carlson as a Portfolio Manager on the Fund. Accordingly, as of the Effective Date, the Prospectus, Summary Prospectus and SAI will be revised as follows:

•	Beginning on page 5 of the Prospectus and on page 5 of the Summary Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”)

PORTFOLIO MANAGERS

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Michael Solecki	Since 2019	Senior Managing Director of State Street Global Advisors (“SSGA”) and the Adviser, Portfolio Manager and Chief Investment Officer for Fundamental Growth and Core Equity
Paul Nestro, CFA	Since 2018	Managing Director at SSGA
Christopher Sierakowski, CFA	Since 2017	Vice President at SSGA

•

On page 64 of the Prospectus, the first paragraph of the sub-section entitled “Portfolio Management Teams” within the section entitled “About the Funds’ Portfolio Managers” is deleted in its entirety and replaced with the following:

The State Street U.S. Equity V.I.S. Fund is managed by a team of portfolio managers that includes Michael Solecki, Paul Nestro and Christopher Sierakowski. Mr. Nestro manages one of two sub-portfolios that comprise the Fund, while Mr. Sierakowski manages the other sub-portfolio. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed (or co-managed) by, a particular portfolio manager on the Fund’s portfolio management team. One portfolio, run by Mr. Nestro, seeks to own the best ideas from the research analyst team with about 130 names and stays close to sector neutral. The other portfolio, run by Mr. Sierakowski, looks to concentrate those best ideas to only 30-40 securities and takes sector bets. The current allocation between the two sub-portfolios is 70/30 based on the desired combined portfolio characteristics and can be adjusted over time by Mr. Solecki. The two sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their respective sub-portfolios.

•

On page 64 of the Prospectus, the second paragraph of the sub-section entitled “Portfolio Manager Biographies” within the section entitled “About the Funds’ Portfolio Managers,” regarding David Carlson is deleted in its entirety and replaced with the following:

Michael Solecki, CFA, is a Senior Managing Director of SSGA and the Adviser, Portfolio Manager and Chief Investment Officer for Fundamental Growth and Core Equity. He is also a member of SSGA’s Executive Management Group. Previously, Mr. Solecki was Chief Investment Officer for Fundamental International Equities. He joined SSGA in July 2016 through its acquisition of GE Asset Management Incorporated (“GEAM”). Previously at GEAM, as part of the International Equity team, he held roles as Chief Investment

Officer, Co-Chief Investment Officer, Director of Portfolio Management and a Director of Research for the International Equity research team. He joined GEAM in 1991 after completing GE’s Financial Management Program where he had financial assignments at GE Energy, GE Capital and GEAM. While at GEAM, Mr. Solecki started as an analyst in International Equities in 1991 responsible for Latin America and Canada. He relocated to GEAM’s London offices in 1992 where he led their European equity research until 1995. Since 1995, Mr. Solecki has managed various equity portfolios and covered a variety of sectors outside the U.S. equity market. Prior to GE, he worked for Monarch Capital Corporation. Mr. Solecki holds a Bachelor of Science in Finance from Western New England College and a Master of Business Administration from Fordham University. He is a holder of the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

•

Beginning on page 56 of the SAI, in the table entitled “Portfolio Managers – Other Accounts Managed”, within the section “MANAGEMENT OF THE COMPANY,” the information regarding David Carlson is deleted in its entirety, and the following is added to and supplements the information in the table and the number and types of accounts managed by the portfolio managers of the Fund and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts	Assets Managed (billions)	Total Assets Managed (billions)
Michael Solecki†††, ††††	7	$8.915	2	$0.303	10	$1.639	$10.857

†††	Responsible for allocating the Fund assets to separate teams of portfolio managers and analysts for day-to-day management.
††††	As of February 28, 2019.

Mr. Solecki did not beneficially own shares of any of the Funds as of February 28, 2019.

•	All other references to David Carlson in the Prospectus, Summary Prospectus and SAI are hereby deleted and replaced with Michael Solecki.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE